Exhibit 99.1

Alaska Air Group Announces Proposed Senior Secured Notes Offering

SEATTLE, September 30, 2024 – Alaska Air Group, Inc. (the “Company”) today announced that it has launched a private offering (the “Offering”) of senior secured notes due 2029 and senior secured notes due 2031 (together, the “Notes”) by AS Mileage Plan IP Ltd. (“Loyalty Issuer”), an exempted company incorporated with limited liability under the laws of the Cayman Islands and an indirect, wholly-owned subsidiary of the Company.

The Notes will be (i) fully and unconditionally guaranteed on a senior secured basis, jointly and severally, by Alaska Airlines, Inc. (“Alaska”) and AS Mileage Plan Holdings Ltd. and on an unsecured basis by the Company (together, the “Guarantors”) and (ii) secured, on a senior, first-priority basis by the Guarantors’ (other than the Company) right, title and interest in certain collateral associated with Alaska’s customer loyalty program, Alaska Airlines Mileage Plan™.

Loyalty Issuer intends to use the net proceeds received from the Offering, together with borrowings under a loyalty term loan facility, in each case, after deducting fees and expenses payable by the Company, (i) to fund the reserve account for the Notes and the loyalty term loan facility and (ii) to fund a collection account, and the proceeds deposited into the collection account will be used to make an intercompany loan to Alaska on the closing date of the Offering (the “Intercompany Loan”). Alaska intends to use the proceeds from the Intercompany Loan (i) to redeem certain outstanding debt acquired or assumed in the merger of the Company with Hawaiian Airlines pursuant to the Agreement and Plan of Merger dated as of December 2, 2023, including to redeem Hawaiian’s 11.000% senior secured notes due 2029 at par and its 5.750% senior secured notes due 2026, and (ii) for general corporate purposes and to support its liquidity position.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration and qualification under the securities laws of such state or jurisdiction. The Notes are being offered only to persons reasonably believed to be “qualified institutional buyers” in an offering exempt from registration in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States in reliance on Regulation S under the Securities Act. The Notes proposed to be offered will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act or any applicable state securities laws.

Forward-Looking Statements

Forward-looking statements in this press release and certain oral statements made from time to time by representatives of the Company contain various forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended which are subject to the “safe harbor” created by those sections. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to our management. All statements other than statements of historical facts are “forward-looking statements” for purposes of these provisions. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” and similar expressions intended to identify forward-looking statements. Forward-looking statements include, without limitation, statements regarding the Company’s intentions and expectations regarding revenues as well as statements regarding the Offering described in this press release. Such forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements.

Factors include, among others, risks include competition, labor costs, relations and availability, general economic conditions including those associated with pandemic recovery, increases in operating costs including fuel, inability to meet cost reduction, ESG and other strategic goals, seasonal fluctuations in demand and financial results, supply chain risks, events that negatively impact aviation safety and security, and changes in laws and regulations that impact our business and other factors, as described in the Company’s filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and the Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2024 and June 30, 2024.

All forward-looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of the Offering. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Risks or uncertainties (i) that are not currently known to us, (ii) that we currently deem to be immaterial, or (iii) that could apply to any company, could also materially adversely affect our business, financial condition, or future results. Additional information concerning certain factors is contained in the Company’s Securities and Exchange Commission filings, including but not limited to the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

Exhibit 99.1
About Alaska Air Group
Alaska Air Group, Inc. is based in Seattle and comprised of subsidiaries Alaska Airlines, Hawaiian Holdings, Inc., Horizon Air and McGee Air Services. With our recent acquisition of Hawaiian Airlines, we now serve more than 140 destinations throughout North America, Central America, Asia and across the Pacific. We are committed to safety, remarkable customer care, operational excellence, financial performance and sustainability. Alaska Airlines is a member of the oneworld Alliance. With oneworld and our additional global partners, our guests have more choices than ever to purchase, earn or redeem on alaskaair.com across 30 airlines and more than 1,000 worldwide destinations. Book travel throughout the Pacific on Hawaiian Airlines at hawaiianairlines.com. Learn more about Alaska Airlines at news.alaskaair.com and Hawaiian Airlines at newsroom.hawaiianairlines.com/blog. Alaska Air Group is traded on the New York Stock Exchange (NYSE) as “ALK.”

SOURCE Alaska Airlines

For further information: Media Relations, (206) 304-0008, newsroom@alaskaair.com